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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 1, 2001
                Date of Report (date of earliest event reported)


                              INPUT / OUTPUT, INC.
             (Exact name of registrant as specified in its charter)


                         Commission file number 1-13402



         DELAWARE                                       22-2286646
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

12300 C. E. SELECMAN DR., STAFFORD, TEXAS                 77477
 (Address of principal executive offices)              (Zip Code)


                                 (281) 933-3339
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

              Not applicable.

(b)      Pro forma financial information.

              Not applicable.

(c)      Exhibits.

              Exhibit 99.1; Press release dated February 1, 2001 issued by the Company.


ITEM 9.  REGULATION FD DISCLOSURE.

         On February 1, 2001, the Company issued a press release regarding the Company's results of operations for the seven months ended December 31, 2000 following change in fiscal year end and certain other matters, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

         Except for the historical information contained in this report, the statements made by the Company contained in this report are forward looking statements that involve risks and uncertainties. All these statements are subject to the safe harbor under the Private Securities Litigation Reform Act of 1995. The Company's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the sections entitled "Cautionary Statement for Purposes of Forward-Looking Statements" under the Items entitled "Management's Discussion and Analysis of Results of Operation and Financial Condition" contained in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2000 and its Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2000, as filed with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INPUT / OUTPUT, INC.

February 6, 2001                       /s/ C. Robert Bunch
      (Date)                           --------------------
                                       C. Robert Bunch
                                       Vice President and
                                       Chief Administrative Officer
                                       (principal administrative officer)




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                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION
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   99.1                      Press release dated February 1, 2001 issued by
                             the Company.